Stock Dividend Fund N-CSR

Exhibit 99.906CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Laura S. Adams, President of Stock Dividend Fund, Inc. (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/2024 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 20, 2025

/s/ Laura S. Adams

Laura S. Adams

President